UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 10, 2022

VYNE Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38356	45-3757789
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

520 U.S. Highway 22, Suite 204

Bridgewater, New Jersey 08807

(Address of principal executive offices, including Zip Code)

(800) 775-7936

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	VYNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 10, 2022, VYNE Therapeutics Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 17, 2022. Only stockholders of record as of the close of business on June 14, 2022, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. Of the 57,975,162 shares outstanding as of the record date, 29,500,152, or approximately 51%, were present or represented by proxy at the Annual Meeting, representing a quorum. The following is a summary of the matters voted on at the Annual Meeting.

Proposal 1. The stockholders elected the following three directors to the Company’s Board of Directors, to hold office until the 2025 annual meeting of stockholders or until their respective successors are elected. The voting results were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Steven Basta	12,846,639	2,777,584	13,875,929
Anthony Bruno	12,887,609	2,736,614	13,875,929
Elisabeth Sandoval	12,909,448	2,714,775	13,875,929

Proposal 2. The stockholders ratified the appointment of Baker Tilly U.S. LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The voting results were as follows:

Votes For	Votes Against	Abstentions
27,154,794	1,643,633	701,725

Proposal 3. The stockholders did not approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio ranging from 1-for-5 shares up to a ratio of 1-for-15 shares. Approval of this proposal required the affirmative vote of a majority of the total shares outstanding as of the record date. The voting results were as follows:

Votes For	Votes Against	Abstentions
23,723,797	5,505,372	270,983

Proposal 4. The stockholders approved management’s ability to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there were insufficient votes to adopt Proposal 3. The voting results were as follows:

Votes For	Votes Against	Abstentions
24,466,143	4,658,386	375,623

Item 8.01 Other Events.

On August 10, 2022, the Company issued a press release entitled “VYNE Therapeutics Announces Results from its Phase 2a Trial of FMX114 for the Treatment of Mild-to-Moderate Atopic Dermatitis.” A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being filed herewith.

Exhibit No.	Description

99.1	Press Release, dated August 10, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYNE THERAPEUTICS INC.

Date: August 10, 2022	By:	/s/ Mutya Harsch
Mutya Harsch Chief Legal Officer and General Counsel